Exhibit 10.3

Execution Version

GUARANTOR LIMITED RELEASE AGREEMENT

THIS GUARANTOR LIMITED RELEASE AGREEMENT (this “Agreement”) is made as of May 31, 2023, by GLAS USA LLC, as administrative agent for the Lenders (in such capacity “Administrative Agent”) and GLAS Americas LLC, as collateral agent for the Lenders (in such capacity, the “Collateral Agent”), with respect to the Foreign Guarantors listed on Schedule 1 hereto (the “German Guarantors”) party to that certain Foreign Guarantee Agreement, dated as of December 29, 2022 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Foreign Guarantee Agreement”), made by each of the Foreign Guarantors (such Foreign Guarantors other than the German Guarantors being referred to herein as the “Non-German Foreign Guarantors”) in favor of the Secured Parties. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings ascribed to such terms in the Foreign Guarantee Agreement.

RECITALS

WHEREAS, the Foreign Guarantee Agreement was entered into in connection with that certain Credit Agreement, dated as of December 29, 2022 (as it may be amended, restated, supplemented or modified from time to time, and together with any agreement executed in replacement therefor or otherwise refinancing such credit agreement, the “Credit Agreement”), among Diebold Nixdorf Holding Germany GMBH, as borrower (the “Borrower”), Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), the Administrative Agent, the Collateral Agent and the Lenders;

WHEREAS, Section 8.2.1(c)(ii) of the Credit Agreement provides that in immediate contemplation, or following commencement, of bankruptcy, insolvency or reorganization proceedings with respect to the Company and its material Domestic Subsidiaries, the Guarantees provided by the German-domiciled Guarantors and the Liens on assets of such entities and the Liens on assets of the Borrower may be released with the consent of the Supermajority Lenders, solely in the event that (x) (i) the Supermajority Lenders, (ii) lenders holding in excess of 66 2/3% of the outstanding loans under the New Term Loans, as defined in the Credit Agreement (the “Supermajority New Term Lenders”), and (iii) holders holding in excess of 66 2/3% of the issued and outstanding 2025 Notes (the “Supermajority 2025 Notes Holders”) determine in good faith that the release of such Guarantees and Liens is necessary to avoid material value deterioration of the Borrower and the German-domiciled Guarantors (collectively, the “Release Consents”) and (y) such Guarantors and the Borrower are concurrently released from their guarantee obligations under the New Term Loans and the 2025 Notes and the Liens on the assets of such entities securing the New Term Loans and the 2025 Notes are concurrently released (clauses (x) and (y) above referred to herein, collectively, as the “Release Conditions”);

WHEREAS, the Company entered into that certain Restructuring Support Agreement, dated as of May 30, 2023 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “RSA”) by and among the Company, certain of its Subsidiaries listed on the signature pages there to and the Consenting Creditors (as defined therein);

WHEREAS, pursuant to the RSA, the Company, any Company Party (as defined in the RSA) or any Affiliate thereof (as defined in the RSA) may file the Chapter 11 Cases (as defined in the RSA);

WHEREAS, pursuant to the RSA, (a) the Supermajority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders have provided the Release Consents, (b) the German Guarantors and the Borrower will, concurrently with the effectiveness of this Agreement, be released from their guarantee obligations under the New Term Loans and the 2025 Notes, (c) the Liens on the assets of the German Guarantors and the Borrower securing the Obligations, the New Term Loans and the 2025 Notes will, concurrently with the effectiveness of this Agreement, be released and (d) the Supermajority Lenders irrevocably authorized and directed the Administrative Agent and the Collateral Agent to enter into this Agreement; and

WHEREAS, the Administrative Agent and the Collateral Agent are entering into this Agreement at the direction of the Supermajority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders to give effect to the release of the Borrower and the German Guarantors from the Foreign Guarantee Agreement immediately and automatically upon the commencement of the Chapter 11 Cases on the Petition Date (each as defined in the RSA); it being understood and agreed that the effectiveness of this Agreement and the releases provided for herein are subject to, and conditioned upon, the occurrence of the Effective Date (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt of which is acknowledged and accepted, the parties hereby agree as follows:

AGREEMENT

1. Recitals. Each German Guarantor acknowledges the accuracy of the Recitals hereto.

2. Release of German Guarantors. The Administrative Agent and the Collateral Agent, acting at the direction of the Supermajority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders, without recourse or warranty, express or implied by the Administrative Agent or the Collateral Agent, hereby irrevocably and unconditionally release and discharge, effective upon the occurrence of the Effective Date (as defined below), the German Guarantors from the Foreign Guarantee Agreement, and any and all liabilities, undertakings and obligations created, evidenced, conferred or otherwise resulting thereunder (“Release of German Guarantors”); provided, however, this release shall not apply to the Non-German Foreign Guarantors and the Non-German Foreign Guarantors shall remain liable and obligated under the Foreign Guarantee Agreement. For the avoidance of doubt, the Release of German Guarantors does not affect, impair or reduce the obligations of any other party under the Foreign Guarantee Agreement.

3. Effectiveness of Release. The Supermajority Lenders have agreed pursuant to the RSA that this Agreement shall take effect and the Release of German Guarantors under this Agreement shall occur automatically and without any further action by any Person on the first date on which the following conditions have been satisfied: (i) the RSA shall be in effect, (ii) the Chapter 11 Cases shall have commenced and the Petition Date shall have occurred and (iii) the Release Conditions shall have been satisfied (such date, the “Effective Date”). It being understood and agreed that if the RSA is terminated prior to the Petition Date, this Agreement shall immediately and automatically terminate and shall have no further force or effect.

4. Reaffirmation of Foreign Guarantee Agreement. Except for the Release of the German Guarantors, the Foreign Guarantee Agreement shall remain unchanged and in full force and effect. No amendment, consent or waiver by the Administrative Agent, the Collateral Agent or any Lender under the Foreign Guarantee Agreement, the Credit Agreement or the Security Documents (as defined in the Credit Agreement) is granted or intended except for the Release of German Guarantors expressly set forth herein (subject to the limitations set forth herein), and the Administrative Agent, the Collateral Agent and each Lender requires strict compliance with the terms of the Foreign Guarantee Agreement, Credit Agreement and Security Documents in all other respects.

5. Further Assurances. The Administrative Agent or Collateral Agent, as the case may be, shall at the reasonable written request of the Company in form and substance reasonably satisfactory to the Administrative Agent and Collateral Agent (and the direction of the Supermajority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders (as applicable)), and at the Company’s sole cost and expense, execute and deliver all further instruments and documents, and take any other actions in each case as may be necessary in order to give effect to the Release of German Guarantors contained in this Agreement. The Administrative Agent or Collateral Agent (in each case, at the direction of the Supermajority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders (as applicable)), as the case may be, hereby authorizes the Borrower and the German Guarantors or any designee of the Borrower or any such German Guarantor to, at any time on and after the Effective Date, prepare or file all such documents and other releases, discharges and related filings and to take all actions, in each case, as may be necessary to effectuate the Release of German Guarantors herein referred to. This Agreement is a Loan Document (as defined in the Credit Agreement).

6. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties in respect of the subject matter hereof and supersedes all prior representations, warranties, agreements, and understandings, if any, with respect thereto.

7. Counterpart Execution. This Agreement may be executed any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

8. Governing Law. THIS AGREEMENT AND ANY CLAIM OR CONTROVERSY RELATING TO THE SUBJECT MATTER HEREOF, WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

THE TERMS SET FORTH IN SECTION 19 OF THE FOREIGN GUARANTY AGREEMENT (SUBMISSION TO JURISDICTION; WAIVERS; CONSENT TO SERVICE OF PROCESS) ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

9. Agents. The Administrative Agent and Collateral Agent are entering into this Agreement solely in their respective capacities as Administrative Agent and Collateral Agent under the Loan Documents and at the direction of the Supermajority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders. All rights, protections, indemnities and benefits granted to the Administrative Agent and the Collateral Agent in the Loan Documents are hereby reaffirmed with respect to their actions taken pursuant to this Agreement and incorporated as if fully set forth in this Agreement.

[Signatures Begin on the Following Page]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ADMINISTRATIVE AGENT:

GLAS USA LLC

By:	/s/ Jeffrey Schoenfeld
Name:	Jeffrey Schoenfeld
Title:	Vice President

COLLATERAL AGENT:

GLAS Americas LLC

By:	/s/ Jeffrey Schoenfeld
Name:	Jeffrey Schoenfeld
Title:	Vice President

COMPANY:

Diebold Nixdorf, Incorporated

By:	/s/ Jonathan Leiken
Name:	Jonathan Leiken
Title:	EVP, Chief Legal Officer and Secretary

Signature Page to Guarantor Limited Release Agreement

GERMAN GUARANTORS:

Diebold Nixdorf Holding Germany GMBH

By:	/s/ Olaf Heyden
Name:	Olaf Heyden
Title:	Managing Director

WINCOR NIXDORF International GmbH

By:	/s/ Jörn Förster
Name:	Jörn Förster
Title:	Managing Director

Diebold Nixdorf Deutschland GmbH

By:	/s/ Frank Johann
Name:	Frank Johann
Title:	Managing Director

Diebold Nixdorf Systems GmbH

By:	/s/ Jörn Förster
Name:	Jörn Förster
Title:	Managing Director

Diebold Nixdorf Operations GmbH

By:	/s/ Michael Schuett
Name:	Michael Schuett
Title:	Managing Director

Signature Page to Guarantor Limited Release Agreement

Diebold Nixdorf Vermogensverwaltungs GmbH

By:	/s/ Olaf Heyden
Name:	Olaf Heyden
Title:	Managing Director

Diebold Nixdorf Finance Germany GmbH

By:	/s/ Jörn Förster
Name:	Jörn Förster
Title:	Managing Director

Diebold Nixdorf Logistics GmbH

By:	/s/ Christina Wieber
Name:	Christina Wieber
Title:	Managing Director

Diebold Nixdorf Business Administration Center GmbH

By:	/s/ Jörg Kleinschmidt
Name:	Jörg Kleinschmidt
Title:	Managing Director

Diebold Nixdorf Global Logistics GmbH

By:	/s/ Christina Wieber
Name:	Christina Wieber
Title:	Managing Director

IP Management GmbH

By:	/s/ Olaf Heyden
Name:	Olaf Heyden
Title:	Managing Director

Signature Page to Guarantor Limited Release Agreement

Diebold Nixdorf Security GmbH

By:	/s/ Jörn Förster
Name:	Jörn Förster
Title:	Managing Director

Wincor Nixdorf Facility GmbH

By:	/s/ Jörn Förster
Name:	Jörn Förster
Title:	Managing Director

Diebold Nixdorf Real Estate GmbH & Co. KG

By:	/s/ Jörn Förster
Name:	Jörn Förster
Title:	Managing Director

Signature Page to Guarantor Limited Release Agreement

Schedule 1

GERMAN GUARANTORS

	Entity	Jurisdiction
1.	WINCOR NIXDORF International GmbH	Germany

2.	Diebold Nixdorf Deutschland GmbH	Germany

3.	Diebold Nixdorf Systems GmbH	Germany

4.	Diebold Nixdorf Operations GmbH	Germany

5.	Diebold Nixdorf Vermogensverwaltungs GmbH	Germany

6.	Diebold Nixdorf Finance Germany GmbH	Germany

7.	Diebold Nixdorf Logistics GmbH	Germany

8.	Diebold Nixdorf Business Administration Center GmbH	Germany

9.	Diebold Nixdorf Global Logistics GmbH	Germany

10.	IP Management GmbH	Germany

11.	Diebold Nixdorf Security GmbH	Germany

12.	Wincor Nixdorf Facility GmbH	Germany

13.	Diebold Nixdorf Real Estate GmbH & Co. KG	Germany